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                                AMENDMENT NO. 2
                                    TO THE
                           NEW COLEMAN COMPANY, INC.
                    RETIREMENT PLAN FOR SALARIED EMPLOYEES

     WHEREAS, New Coleman Holdings Inc. (the "Employer") maintains the New Coleman Company, Inc. Retirement Plan for Salaried Employees (the "Plan");

     WHEREAS, the Employer has reserved the right to amend the Plan; and

     WHEREAS, it is desirable to make certain amendments to the Plan.

     NOW, THEREFORE, in consideration of the above stated premises, the Plan shall be amended to read as follows:

     FIRST: Section 2.21 of the Plan shall be amended by adding a new paragraph at the end of said section to read as follows:

          Effective January 1, 1997, the term Highly Compensated Employee means any Employee who was a 5% owner at anytime during the current or preceding Plan Year or for the preceding Plan Year received compensation from the Employee in excess of $80,000 (as adjusted and defined in Section 414(q)) and, if the Employer so elects, was in the top-paid 20% of Employees. The provisions of subsection E. above shall apply in determining who is a Highly Compensated Employee.

     SECOND: Section 5.1(d) shall be amended by adding a new paragraph at the end of said section to read as follows:

          Effective January 1, 1997, the term "required beginning date" means the later of (i) the calendar year in which the Employee attains age 70 1/2 or (ii) the calendar year in which the Employee retires, PROVIDED that clause (ii) shall not apply to any Employee who is a 5% owner in the Plan Year in which the Employee attains age 70 1/2.

     IN WITNESS WHEREOF, the Employer has caused this Amendment is executed on its behalf as of the 10th day of October, 1997.

                       NEW COLEMAN HOLDINGS INC.


                       By Kyle Wendt
                         -------------------------------------
                           Its Secretary, Retirement and Benefits Committee
                               ---------------------------------------------

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ATTEST:


Elizabeth Heinemann
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